EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

      As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement number 333-31035, Amendment #1 filed on Form SB-2.


/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

New York, New York
August 26, 1997


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